Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K ("Form 10-K") of Galaxy Nutritional Foods, Inc. (the "Company") for the annual period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Salvatore J. Furnari, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                       /s/ Salvatore J. Furnari
                                                     ---------------------------
                                                     Salvatore J. Furnari
                                                     Chief Financial Officer
                                                     July 14, 2005